UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 21, 2020

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, STE 400

Dallas, TX 75254

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Fastback Merger Agreement

On August 24, 2020, ComSovereign Holding Corp. (the “Company,” “we,” “us,” or “our company”) entered into an Agreement and Plan of Merger dated as of August 24, 2020 (the “Merger Agreement”) by and among our company, CHC Merger Sub 8, LLC, a Colorado limited liability company and our wholly-owned subsidiary (“Merger Sub”), Skyline Technology Partners LLC, a Colorado limited liability company that does business under the name Fastback Networks (“Fastback”), and John Helson, solely in his capacity as the representative of the security holders of Fastback, pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Fastback (the “Merger”), whereupon the separate organizational existence of Merger Sub shall cease and Fastback will continue as the surviving entity of the Merger as a wholly-owned subsidiary of our company.

In connection with the Merger, all of the issued and outstanding membership units of Fastback will be cancelled and converted into the right to receive aggregate merger consideration consisting of (i) $1,250,000 in cash (the “Cash Consideration”), (ii) $1,500,000 aggregate principal amount of our term debentures which will be dated as of the closing date having the terms and substantially in the form as the form of term debenture annexed as Exhibit B to the Merger Agreement (the “Term Debentures”), and (iii) $11,150,000 aggregate principal amount of our convertible debentures having the terms and substantially in the form as the form of convertible debenture annexed as Exhibit C to the Merger Agreement (the “Convertible Debentures”), which shall be convertible by each holder into shares of our common stock, par value $0.0001 per share (the “Common Stock”) at a conversion price of $1.74 per share, subject to adjustment (collectively, the “Merger Consideration”) and which will be dated as of the closing date.

We believe Fastback has been a leader in the development and commercialization of innovative intelligent backhaul radio (IBR) systems that deliver high-performance wireless connectivity to virtually any location including those challenged by Non-Line of Sight (NLOS) limitations. Fastback’s advanced IBR products allow operators to economically add capacity and density to their macrocells and expand service coverage density with small cells. These solutions also allow operators to both provide temporary cellular and data service utilizing mobile/portable radio systems and provide wireless Ethernet connectivity. Fastback has a U.S. patent portfolio comprised of 65 granted and 12 pending patents. Collectively the patent portfolio covers key technologies including antenna arrays, signal processing, adaptive antennas, beamforming/steering, self-optimizing networks, spectrum sharing and hybrid band operations.

The Merger Agreement contains customary representations, warranties and covenants of our company, on one hand, and Fastback, on the other hand, including, among others, covenants by Fastback with respect to the operations of Fastback during the period between execution of the Merger Agreement and the closing of the transactions contemplated by the Merger Agreement (the “Closing”). The Merger Agreement also provides that each party will indemnify the other party following the Closing for breaches of the warranties and covenants of such party, as well as certain other matters, subject to certain specified limitations, including, among other things, limitations on the period during which a party may make certain claims for indemnification and limitations on the amounts for which a party may be liable.

Pursuant to the Merger Agreement, the Closing is conditioned upon, among other things, our company raising a minimum of $12 million of gross proceeds from the sale of our equity securities and other customary closing conditions. The Merger Agreement also provides for limited termination rights, including, among others, by the mutual consent of our company and Fastback, upon certain breaches of representations, warranties, covenants or agreements, and in the event the Closing has not been consummated before September 30, 2020, subject to the ability of the parties to extend under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference thereto.

The Merger Agreement has been filed as an exhibit hereto to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about our company or Fastback. The representations, warranties and covenants set forth in the Merger Agreement were made solely between the parties to the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and Warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement rather than establishing matters as facts. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in our public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

RedDiamond 12.5% OID Convertible Promissory Note

On August 21, 2020, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor, pursuant to which we sold to the investor a 12.5% OID convertible promissory note in the principal amount of $1,700,000 (the “Note”) and 400,000 shares of our Common Stock for an aggregate purchase price of $1,500,000 (representing an original issue discount of 12.5%). The Note matures on November 20, 2020 (the “Maturity Date”).

The Note bears interest at the rate of 5.0% per annum and, following the Maturity Date, is convertible into shares of Common Stock at a conversion price equal to 65% of the lowest daily VWAP of the Common Stock during the 20 consecutive trading days immediately preceding the applicable conversion date. However, the holder of the Note will not have the right to convert any portion of the Note if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to its conversion and under no circumstances may convert the Note if the investor, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to its conversion.

In connection with this transaction, we entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Placement Agent”), pursuant to which we have agreed to pay the Placement Agent a cash fee equal to 10% of the gross proceeds received by us from the investor in this transaction, as well as a one-time expense fee of $2,500 for aggregate out-of-pocket expenses incurred collectively in this transaction. Pursuant to the Placement Agency Agreement, we also agreed to grant to the Placement Agent or its designees warrants to purchase up to 53,571 shares of Common Stock with an exercise price of $2.80 per share, substantially in the same form as the warrants filed as Exhibit 4.2 to our Form 8-K dated March 5, 2020, which were issued to the Placement Agent under the Placement Agency Agreement, dated April 30, 2020, between our company and the Placement Agent (the “Placement Agent Warrants”).

The Placement Agent Warrants are exercisable, in whole or in part, commencing on the issuance date and have an exercise period of five years. In the event that there is not an effective registration statement permitting for the resale of the shares underlying the Placement Agent Warrants, the Placement Agent Warrant’s shall be exercisable on a cashless basis. There are significant restrictions pursuant to FINRA Rule 5110 against transferring the Placement Agent’s Warrants and the shares issuable upon exercise of the Placement Agent Warrants during the one hundred eighty (180) days after the closing date.

The foregoing descriptions of the terms of the Purchase Agreement, the Note and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Note, copies of each of which are filed as Exhibits 10.2 and 4.1 to this Current Report on Form 8-K, respectively, and the form of Placement Agent Warrants filed as Exhibit 4.2 to our Form 8-K dated March 5, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Note and Placement Agent Warrants were, and any shares of common stock issuable upon conversion of the Note or exercise of the Placement Agent Warrants will be, issued in a transaction exempt from registration under the Securities Act in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the investor and the Placement Agent, respectively, has represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the securities described herein for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Note, the Placement Agent Warrants and the shares issuable upon conversion of the Note or exercise of the Placement Agent Warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01 Other Information.

On August 24, 2020, we issued a press release press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	12.5% OID Convertible Note dated August 21, 2020 in the principal amount of $1,700,000 issued to RedDiamond Partners LLC

10.1*	Agreement and Plan of Merger, dated as of August 24, 2020, by and among our company, CHC Merger Sub 8, LLC, Skyline Technology Partners LLC d/b/a Fastback Networks and the Members’ Representative named therein.

10.2	Securities Purchase Agreement, dated as if August 21, 2020 between our company and RedDiamond Partners LLC

99.1	Press Release, dated August 24, 2020, announcing our entry into the Merger Agreement

*	Schedules, exhibits and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 (particularly in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in our other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on our operations, the demand for our products or services, global supply chains and economic activity in general. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 26, 2020	COMSOVEREIGN HOLDING CORP.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chairman and Chief Executive Officer